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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section240.14a-11(c) or Section240.14a-12

                              DIGIMARC CORPORATION

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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                              DIGIMARC CORPORATION
                       19801 SW 72(ND) AVENUE, SUITE 250
                             TUALATIN, OREGON 97062

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            ------------------------

To the Stockholders of Digimarc Corporation:

        Notice is hereby given that a Special Meeting of Stockholders (Special Meeting) of Digimarc Corporation, a Delaware corporation (Company) will be held on Friday, July 14, 2000 at the offices of Morrison and Foerster, 425 Market Street, San Francisco, California at 2:00 p.m., local time. The purposes of the Special Meeting will be:

               1. APPROVAL AND RATIFICATION OF AMENDMENTS TO THE 1999 STOCK INCENTIVE PLAN. To (a) increase the number of shares reserved for issuance under the 1999 Stock Incentive Plan by 1,500,000 shares and increase the maximum number of shares by which the number of shares reserved for issuance under the Plan may be increased annually from 3% to 7% of the fully-diluted number of shares outstanding as of that date or a lesser number of shares determined by the board, (b) increase the maximum number of shares by which the aggregate number of shares available for issuance as incentive stock options may be increased each year from the lesser of 625,000 shares, 3% of the number of fully-diluted shares outstanding as of that date or a lesser number of shares determined by the board to the lesser of 1,200,000 shares, 7% of the number of fully-diluted shares outstanding as of that date or a lesser number of shares determined by the board and (c) adopt a limit on the maximum number of shares with respect to which options and stock appreciation rights may be granted to any grantee in any fiscal year of the Company and certain other administrative provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended;

               2. OTHER BUSINESS. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on June 9, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE SPECIAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                                          By Order of the Board of Directors,

                                          /s/ Bruce Davis

                                          Bruce Davis

                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Tualatin, Oregon
June 21, 2000
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                              DIGIMARC CORPORATION
              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

    This Proxy Statement is being furnished to the stockholders of Digimarc Corporation (Company), a Delaware corporation, on or about June 21, 2000, in connection with the solicitation by the Company's Board of Directors (Board of Directors) of proxies for use in voting at the Special Meeting of Stockholders of the Company (Special Meeting) to be held on July 14, 2000, at 2:00 p.m., local time, at the offices of Morrison and Foerster, 425 Market Street, San Francisco, California, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Special Meeting.

    The close of business on June 9, 2000 has been fixed as the record date (Record Date) for determining the holders of shares of the Company's common stock (Common Stock) entitled to notice of and to vote at the Special Meeting. As of the close of business on the Record Date, there were 12,953,686 shares of Common Stock outstanding and entitled to vote at the Special Meeting.

    Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. The required quorum for the Special Meeting is a majority of the shares outstanding on the Record Date. There must be a quorum for the Special Meeting to be held. Our transfer agent will tabulate votes cast in person at the Special Meeting.

REVOCABILITY OF PROXY

    You may revoke your proxy and change your vote an any time prior to voting at the Special Meeting by:

    - delivering to the Company (to the attention of E.K. Ranjit, the Company's Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or

    - attending the Special Meeting and voting in person.

SOLICITATION

    This solicitation of proxies is being made by and paid for by the Company. Besides this solicitation by mail, our directors, officers and other employees may solicit proxies. Such persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse such persons and our transfer agent for their reasonable out-of-pocket expenses in forwarding such material. We may also retain the services of proxy solicitation, information agent and/or mailing service to perform the broker nominee search and to distribute proxy materials to banks, brokers, nominees and intermediaries, for which the Company would not pay more than $8,000.

VOTING PROCEDURES

    - The approval of the amendments to the Stock Incentive Plan will require the affirmative vote of a majority of the shares present or represented and entitled to vote at the Special Meeting.

    - Abstentions are shares which abstain from voting on a particular matter. Abstentions have no effect on Proposal No. 1.

    - Broker non-votes are shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter. Broker non-votes have no effect on Proposal No. 1.

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            APPROVAL OF AMENDMENTS TO THE 1999 STOCK INCENTIVE PLAN
                                (PROPOSAL NO. 1)

    The Company's stockholders are being asked to approve amendments to the Company's 1999 Stock Incentive Plan. The proposed amendments to the 1999 Stock Incentive Plan will (a) increase the number of shares reserved for issuance under the 1999 Stock Incentive Plan by 1,500,000 shares and increase the maximum number of shares by which the number of shares reserved for issuance under the Plan may be increased annually from 3% to 7% of the fully-diluted number of shares outstanding as of that date or a lesser number of shares determined by the board, (b) increase the maximum number of shares by which the aggregate number of shares available for issuance as incentive stock options may be increased each year from the lesser of 625,000 shares, 3% of the number of fully-diluted shares outstanding as of that date or a lesser number of shares determined by the board to the lesser of 1,200,000 shares, 7% of the number of fully-diluted shares outstanding as of that date or a lesser number of shares determined by the board and (c) adopt a limit on the maximum number of shares with respect to which options and stock appreciation rights may be granted to any grantee in any fiscal year of the Company and certain other administrative provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code).

    The Board of Directors believes that the Company's long term success is dependent upon the ability of the Company to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to the Company. The amendments to the 1999 Stock Incentive Plan will enable the Company to continue to grant longer-term incentives in the form of stock options and other equity-based awards as needed in order to continue to attract and retain employees in our highly competitive industry. The 1999 Stock Incentive Plan is intended to enhance the Company's ability to provide individuals with awards and incentives commensurate with their contributions and competitive with those offered by other employers. The stock options and other awards granted under this plan increase stockholder value by further aligning the interests of these individuals with the interests of the Company's stockholders, by providing our employees an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance.

    Since Digimarc's inception, options have constituted an important and significant component of the compensation offered to employees of the Company. Especially in the highly competitive Internet and high technology industries, the ability to attract initially, and retain over the longer term, highly qualified employees is essential to our Company's success. The grant of stock options in these industries is often the primary consideration of individual employees in making employment decisions, both at the time of initial employment and later when they consider possible employment alternatives. As a result, in order for Digimarc to be competitive in attracting and retaining employees--often our most important and valuable assets--it is essential that we have a sufficient number of options available for grant under our 1999 Stock Incentive Plan going forward.

    Our Board of Directors continually evaluates the overall compensation levels of the company's employees and officers relative to other comparable companies, including our competitors. Our Board believes that current compensation levels and programs, including specifically our overall option grants, are in line with those of our peers and generally in the industry. The Board is also considering certain adjustments in specified compensation levels, including option grants, in order to better ensure the competitiveness of the compensation level of certain of our employees and officers. We expect that we will continue to evaluate our compensation levels going forward in order to continue to ensure that we can retain current employees and attract new employees who are essential to our continued growth and success.

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    The Compensation Committee of our Board carefully considers the appropriate level of stock option grants to be awarded in connection with new employee hires, and to current employees in connection with ongoing incentive awards as earlier grants vest and become exercisable. The Compensation Committee takes into account, in addition to the option grant levels required in order for us to successfully attract and retain employees, other factors such as the potential dilutive impact to our stockholders, the overall ratio of our outstanding option grants to total outstanding shares, and the similar ratios of our competitors and peers. As a result, the additional award authority for which we are requesting approval in this proposal will be utilized over time, as awards are made in accordance with the mechanisms and guidelines established by our Board, after considering this and various other relevant factors.

    The affirmative vote of a majority of the shares present in person or by proxy at the Special Meeting and entitled to vote is required for adoption of Proposal No. 1.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1999 STOCK INCENTIVE PLAN

    The following summary of the 1999 Stock Incentive Plan, including the proposed amendments, is subject in its entirety to the specific language of the 1999 Stock Incentive Plan, a copy of which is attached hereto as Exhibit A and which is also available to any stockholder upon request.

GENERAL DESCRIPTION

    The 1999 Stock Incentive Plan (the Plan) was approved by our board of directors in October 1999 and by our stockholders in November 1999. On May 26, 2000, the Board of Directors approved amendments to the Plan, conditioned upon and not to take effect until approval by the Company's stockholders, to
(a) increase the number of shares of common stock reserved for issuance under the Plan by 1,500,000 shares and increase the maximum number of shares by which the number of shares reserved for issuance under the Plan may be increased annually from 3% to 7% of the fully-diluted number of shares outstanding as of that date or a lesser number of shares determined by the board, (b) increase the maximum number of shares by which the aggregate number of shares available for issuance as incentive stock options may be increased each year from the lesser of 625,000 shares, 3% of the number of fully-diluted shares outstanding as of that date or a lesser number of shares determined by the board to the lesser of 1,200,000 shares, 7% of the number of fully-diluted shares outstanding as of that date or a lesser number of shares determined by the board and (c) to adopt a limit on the maximum number of shares with respect to which options and stock appreciation rights may be granted to any grantee in any fiscal year of the Company and certain other administrative provisions to comply with the performance-based compensation exception to the deduction limit of
Section 162(m) of the Code.

    As of June 1, 2000, no options to purchase shares of our common stock under the 1999 Stock Incentive Plan have been exercised, 1,427,200 options to purchase shares of common stock are outstanding, and options to purchase 83,654 shares of common stock remained available for grant. The outstanding options have a weighted average exercise price of $40.5253 per share. Outstanding options to purchase an aggregate of 659,700 shares are held by employees and consultants who are not officers or directors of our company. As of that same date, the number of employees, directors and consultants eligible to receive grants under the Plan was approximately 150 persons.

    AMENDMENT TO INCREASE SHARES RESERVED. As of June 1, 2000, the number of shares reserved for issuance under the Plan is 1,510,854. This number equals the original 1,500,000 shares authorized for issuance at the time the Plan was implemented, plus another 10,854 shares that were either reserved but not granted under our 1995 Stock Incentive Plan as of the date of our initial public offering or were awards under our 1995 Stock Incentive Plan that have been forfeited, expired or were cancelled after our initial public offering. Under the provisions of the Plan, the number of shares reserved under

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the Plan will be automatically increased by awards under our 1995 Stock
Incentive Plan that are forfeited, expire or are cancelled. In addition, the Plan provides that commencing on January 1, 2001, the number of shares of stock reserved for issuance under the Plan will be increased annually by a number equal to 3% of the fully-diluted number of shares outstanding as of that date or a lesser number of shares determined by the board. However, the maximum number of shares available for issuance as incentive stock options shall be increased by the lesser of 625,000 shares, 3% of the number of fully-diluted shares outstanding as of that date or a lesser number of shares determined by the board. As a result, the level of authority to issue options under the Plan has increased, and will continue to increase.

    The proposed amendment to the Plan provides that the number of shares reserved for issuance will be increased by 1,500,000 shares, bringing the total current reserve for issuance to 3,000,000 plus the number of shares that have been and are forfeited, expire or are cancelled under the 1995 Stock Incentive Plan and the automatic increases described above. With the forfeitures, cancellations, and expirations that have occurred as of June1, 2000, this means that, with the effectiveness of the proposed plan amendment, the total share authority under the Plan will be 3,010,854. In addition, the proposed amendment increases the maximum number of shares by which the number of shares reserved for issuance under the Plan may be increased annually from 3% to 7% of the fully-diluted number of shares outstanding as of that date or a lesser number of shares determined by the board. The proposed amendment to the Plan also increases the maximum number of shares by which the aggregate number of shares available for issuance as incentive stock options may be increased each year. As amended, the maximum number of shares available for issuance as incentive stock options shall be increased by the lesser of 1,200,000 shares, 7% of the number of fully-diluted shares outstanding as of that date or a lesser number of shares determined by the board.

    AMENDMENT TO ADOPT CODE SECTION 162(M) LIMITATIONS. The Board, subject to stockholder approval, adopted an amendment to the Plan to limit the number of options and stock appreciation rights which may be awarded to an employee in any fiscal year to 750,000 shares. However, in connection with his or her initial commencement of services with the Company, a participant in the Plan may be granted stock options and stock appreciation rights for up to an additional 750,000 shares, which shall not count against the limit set forth in the previous sentence. The purpose of the amendment is to ensure that any options and stock appreciation rights granted under the Plan after this Special Meeting will qualify as "performance-based compensation" under Section 162(m) of the Code.

    Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to its chief executive officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by the Company's stockholders that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible employees under such plan during a specified period. Compensation paid pursuant to options and stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of Company common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to employees only if the stock price appreciates. Although Code Section 162(m) generally became effective in 1994, a special rule allows options and stock appreciation rights granted under the Plan to be treated as qualifying under Code Section 162(m) without having a per-person share limit until the stockholders approve a material modification of the Plan, after the initial public offering occurs, such as the increase in the number of shares of common stock which may be issued under the Plan.

    If the stockholders do not approve the Code Section 162(m) amendment, any compensation expense of the Company associated with the options and stock appreciation rights granted under the

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Plan in excess of the shares currently available for issuance (together with all other non-performance based compensation) in excess of $1 million for any of the Company's five highest paid officers will not be deductible under the Code.

    OTHER TERMS OF THE PLAN. The purpose of the Plan is to attract and retain the best available personnel, to provide additional incentive to our employees, directors and consultants and our related entities and to promote the success of our business. The Plan provides for the granting to employees of incentive stock options, and the granting to our employees, directors and consultants and our related entities of non-statutory stock options, stock appreciation rights, dividend equivalent rights, restricted stock, performance units, performance shares and other equity-based rights.

    Under the Plan, our board of directors, or the compensation committee, administers the granting of stock and options to directors and officers in a way that allows these grants of stock to be exempt from Section 16(b) of the Securities Exchange Act and determines the provisions, terms and conditions of each award. With respect to Awards under the Plan subject to Code
Section 162(m), the Compensation Committee is comprised solely of two or more "outside directors" as defined under Code Section 162(m) and applicable tax regulations. When stock or options are granted to other participants in the Plan, our board, or the compensation committee administers these awards and determines the provisions, terms and conditions of each award. For grants of awards to individuals not subject to Rule 16b-3 and Code Section 162(m), the Board may authorize one or more officers to grant such awards.

    During their lifetime, those who hold the incentive stock options granted under this plan cannot transfer these options. The options may be distributed by a will or the laws of descent upon the death of the option holder. No one is allowed to exercise the incentive stock options except the person to whom the options were first issued while that person is alive. Stock or options other than incentive stock options which are issued under the Plan can be transferred to the extent agreed upon at the time of the award.

    The term of awards under the Plan will be determined by the board or the compensation committee; however, the term of an incentive stock option may not be for more than ten years (or five years in the case of incentive options granted to any grantee who owns stock representing more than 10% of the combined voting power of Digimarc or any of our parent or subsidiary corporations). Where the award agreement permits the exercise or purchase of an award for a period of time following the recipient's termination of service with us, disability or death, that award will terminate to the extent not exercised or purchased on the last day of the specified period or the last day of the original term of the award, whichever occurs first.

    The exercise price or purchase price, if any, of awards under the Plan that are not incentive stock options will be determined by the board or the compensation committee. In the case of incentive options, that price cannot be less than 100% (or 110%, in the case of incentive options granted to any grantee who owns stock representing more than 10% of the combined voting power of Digimarc or any of our parent or subsidiary corporations) of the fair market value of the common stock on the date the option is granted. The exercise price of non-qualified stock options shall not be less than 50% of the fair market value of the stock. The aggregate fair market value of the common stock with respect to any incentive stock options that are exercisable for the first time by an eligible employee in any calendar year may not exceed $100,000.

    The form of payment for the shares of common stock when options are exercised or stock is purchased under an award will be determined by the board or the compensation committee and may include cash, check, shares of common stock or the assignment of part of the proceeds from the sale of shares acquired upon exercise or purchase of the award.

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    If a third party acquires the Company through the purchase of all or substantially all of our assets, a merger or other business combination, except as otherwise provided in an individual award agreement, all unexercised options will terminate unless assumed by the successor corporation. Unless terminated sooner, the Plan will terminate automatically in 2009. The board has the authority to amend, suspend or terminate the Plan, subject to stockholder approval of certain amendments. However, no action may be taken which will affect awards previously granted under the Plan unless agreed to by the affected grantees.

    CERTAIN FEDERAL TAX CONSEQUENCES. The grant of a non-qualified stock option under the Plan does not result in any federal income tax consequences to the optionee or to the Company. Upon exercise of a non-qualified stock option, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee. Any gain or loss on the optionee's subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

    The grant of an incentive stock option under the Plan does not result in any federal income tax consequences to the optionee or to the Company. An optionee recognizes no federal taxable income upon exercising an incentive option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive option, the tax consequences depend upon how long the optionee has held the shares of common stock. If the optionee does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the option was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

    If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

    The "spread" under an incentive stock option--i.e., the difference between the fair market value of the shares at exercise and the exercise price--is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

    The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

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    Recipients of restricted stock may make an election under Internal Revenue
Code Section 83(b) ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

    Recipients of stock appreciation rights generally should not recognize income until such rights are exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. Participating individuals who are employees will be subject to withholding with respect to income recognized upon exercise of a stock appreciation right.

    The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the Company withholds the appropriate taxes with respect to such income and the individual's total compensation is deemed reasonable in amount. Participating individuals will recognize gain upon the disposition of any stock received on exercise of a stock appreciation right equal to the excess of
(1) the amount realized on such disposition over (2) the ordinary income recognized with respect to such stock under the principles set forth above. That gain will be taxable as long or short term capital gain depending on whether the stock was held for more than one year.

    THE FOREGOING IS ONLY A SUMMARY OF THE CURRENT EFFECT OF FEDERAL INCOME TAXATION UPON THE GRANTEE AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A GRANTEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY TO WHICH THE GRANTEE MAY BE SUBJECT.

    AMENDED PLAN BENEFITS. As of the date of this Proxy Statement, no executive officer, director and no associates of any executive officer or director, has been granted any options subject to stockholder approval of the proposed amendment. The benefits to be received pursuant to the Plan amendments by the Company's executive officers, directors and employees are not determinable at this time.

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                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table contains information in summary form concerning the compensation paid to our chief executive officer and each of our most highly compensated executive officers (Named Executive Officer), whose total salary and bonus exceeded $100,000 during the year ended December 31, 1999.

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                           ANNUAL          ------------
                                                        COMPENSATION        SECURITIES
                                                    --------------------    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR     SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)(1)
---------------------------              --------   ---------   --------   ------------   ------------------
Bruce Davis(2).........................    1999      250,000    133,500       262,500            3,632
  President and Chief Executive Officer    1998      208,124     75,000            --           76,369
                                           1997        2,596         --       400,000               --

Geoffrey Rhoads........................    1999      125,000     81,250        50,000               --
  Chief Technology Officer                 1998      123,542     75,000            --               --
                                           1997       90,101         --            --               --

J. Scott Carr..........................    1999      125,000     78,750        87,500               --
  Vice President and General Manager--     1998      109,167     45,000            --               --
  Secure Documents                         1997       90,000         --        50,000               --

------------------------

(1) In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers that are available generally to all salaried employees of the Company.

(2) The salary information shown for Mr. Davis reflects compensation paid to him in his principal position commencing on December 1997 and $76,369 of other compensation in 1998 represents reimbursement for relocation expenses.

STOCK OPTIONS

    The following table sets forth certain information with respect to stock options granted during 1999 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the options (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Company's Common Stock.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL REALIZABLE
                                                          INDIVIDUAL GRANTS                       VALUE AT ASSUMED
                                        -----------------------------------------------------      ANNUAL RATES OF
                                                         PERCENT OF                                  STOCK PRICE
                                                        TOTAL OPTIONS                             APPRECIATION FOR
                                                         GRANTED TO     EXERCISE                   OPTION TERM($)
                                           OPTIONS        EMPLOYEES      PRICE     EXPIRATION   ---------------------
NAME                                    GRANTED(#)(1)    IN 1999(%)      ($/SH)       DATE         5%          10%
----                                    -------------   -------------   --------   ----------   ---------   ---------
Bruce Davis...........................     162,500          10.9          1.50       5/11/09     153,293     388,474
                                           100,000           6.7          2.50       8/31/09     157,224     398,435
                                           -------          ----                                 -------     -------
                                           262,500          17.6                                 310,517     786,909

Geoffrey Rhoads.......................      50,000           3.4          1.65       5/11/04      22,793      50,367

J. Scott Carr.........................      75,000           5.0          1.50       5/11/09      70,751     179,296
                                            12,500            .8          2.50       8/31/09      19,653      49,804
                                           -------          ----                                 -------     -------
                                            87,500           5.8                                  90,404     229,100

--------------------------

(1) Stock options are granted at an exercise price equal to the fair market value of our Common Stock on the date of grant. Options granted generally vest 25% at the end of the first year and then ratably each quarter over the next 36 months and have a ten year term.

    The following table provides summary information, as to the Named Executive Officers, concerning stock options exercised during 1999 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1999.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                             FISCAL YEAR-END VALUES

                                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                   SHARES                          UNDERLYING OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                 ACQUIRED ON                        FISCAL YEAR-END(#)           FISCAL YEAR-END($)(2)
                                  EXERCISE         VALUE        ---------------------------   ---------------------------
NAME                                 (#)       REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             -----------   --------------   -----------   -------------   -----------   -------------
Bruce Davis....................     40,400         40,300         159,600        462,500       7,900,200      22,531,250
Geoffrey Rhoads................         --             --               0         50,000               0       2,417,500
J. Scott Carr..................         --             --          88,555        108,945       4,404,473       5,292,777

--------------------------

(1) Value realized is equal to the fair market value of the purchased shares on the option exercise date less the exercise price paid for those shares. Fair market value prior to December 2, 1999 (the date our stock began trading on the Nasdaq National Market), was determined by the Board of Directors, and was based upon its assessment of our overall business prospects and financial condition.

(2) The value of unexercised in-the-money options is calculated based on the closing price of our Common Stock on December 31, 1999, $50.00 per share. Amounts reflected are based on the assumed value minus the exercise price and do not necessarily indicated that the optionee sold such stock.

EMPLOYMENT ARRANGEMENTS

    In July 1999, we adopted a policy regarding the vesting of stock options to certain employees, which was extended to all our officers in January 2000, including prior grants. All shares subject to their options that have not vested will immediately vest if the following two conditions are met:

    - we merge with another company and there is a change of control of our company or we sell substantially all of our assets to another company; and

    - any officer's employment is terminated, or constructively terminated, within twelve months thereafter.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH WHICH FOLLOWS SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

    We have a compensation committee of the Board of Directors (Compensation Committee) which has the authority and responsibility to approve the overall compensation strategy, administer our annual and long-term compensation plans, and review and make recommendations to the Board of Directors with respect to executive compensation. The Compensation Committee is comprised of independent, non-employee board of director members.

GENERAL COMPENSATION POLICY

    The Compensation Committee's overall policy is to offer our executive officers competitive compensation opportunities. The Compensation Committee utilizes competitive data and summaries provided by Radford Associates and the American Electronics Association to develop compensation recommendations competitive with other companies in the communications industry. The Compensation Committee's objectives are to:

    - create a performance oriented environment with variable compensation based upon the achievement of annual and longer-term business results;

    - focus management on maximizing stockholder value through stock-based compensation aligned to stockholders' return; and

    - provide compensation opportunities dependent upon the Company's performance relative to its competitors and changes in its own performance over time.

    The Compensation Committee is authorized to establish and maintain compensation guidelines for salaries and merit pay increases throughout the Company. The compensation committee also makes specific recommendations to the Board of Directors concerning the compensation of our executive officers, including the Chief Executive Officer. The Compensation Committee also administers our 1995 Stock Incentive Plan, our 1999 Stock Incentive Plan, our 1999 Employee Stock Purchase Plan, and our 2000 Non-Officer Employee Stock Incentive Plan.

FACTORS

    The primary factors considered in establishing the components of each executive officer's compensation package for the year ended December 31, 1999 are summarized below. The

Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

    BASE SALARY. The base salary for each officer is set on the basis of personal performance, the salary levels in effect for comparable positions with other companies in the industry, and internal comparability considerations. Generally, Company performance and profitability are not taken into account in establishing base salary. Salaries paid to the our executive officers for the year ended December 31, 1999 ranged from the 50th percentile at the low end to the 75th percentile at the high end of the compensation data surveyed for the industry. A number of adjustments were made to the surveyed compensation data for the industry to reflect differences in management style, organizational structure and corporate culture, geographic location, product development stage and market capitalization between us and the surveyed entities. As a result of these adjustments, there is not a meaningful correlation between the companies in the industry which were taken into account for comparative compensation purposes and the companies included in the industry group index which appears later in this Proxy Statement for purposes of evaluating the price performance of the Company's Common Stock. See "Stock Performance Graph."

    ANNUAL INCENTIVE COMPENSATION. For the year ended December 31, 1999, specific financial and organizational objectives, including revenue and orders targets, were established as the basis for the incentive bonuses to be paid to the executive officers of the Company.

    Specific bonus awards, set as a target percentage of salary, were established for each officer's position and were to be earned on the basis of achieving the specified corporate goals and the accomplishment of specific individual objectives. The corporate goals for 1999 were met, and incentive bonuses were paid to officers for 1999 based on this plan.

    LONG-TERM STOCK-BASED INCENTIVE COMPENSATION. Generally, the Compensation Committee awards stock options to each of our executive officers following the initial hiring and from time to time thereafter. The option grants are designed to align the interests of the executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business.

    Generally, the size of the option grant made to each executive officer is set at a level which the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but the Compensation Committee also takes into account comparable awards to individuals in similar positions in the industry, as reflected in external surveys, the individual's potential for future responsibility and promotion, the individual's performance in recent periods and the number of unvested options held by the individual at the time of the grant. The relative weight given to each of these factors will vary from individual to individual in the Compensation Committee's discretion. Each of Mr. Davis, Mr. Rhoads and Mr. Carr received stock option grants in 1999.

    Each grant allows the executive officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option will generally become exercisable in installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

CEO COMPENSATION

    The Compensation Committee established Mr. Davis' base salary with the objective of maintaining the competitiveness of Mr. Davis' base salary with salaries paid to similarly situated chief executive officers. With respect to Mr. Davis' base salary, it was the Compensation Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. Mr. Davis' base salary for the 1999 fiscal year was set at the 75th percentile of the salary data surveyed for other chief executive officers in the industry. In addition, Mr. Davis received a bonus of $133,500 and stock options to purchase 262,500 shares of Common Stock in 1999.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    As discussed in Proposal #1 above, section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance-based compensation paid to our executive officers in 1999 did not exceed the $1 million limit per officer.

    The Compensation Committee is aware of the limitations imposed by
Section 162(m), and its exemptions, and will address the issue of deductibility when and if circumstances warrant.

    Submitted by the Compensation Committee of the Company's Board of Directors:

                             PHILLIP J. MONEGO, SR.
                                BRIAN J. GROSSI

                            STOCK PERFORMANCE GRAPH

    The following graph compares the performance of our Common Stock with the performance of the Nasdaq US Index and the companies included in SIC Code 7373--Computer Integrated Systems Design (our peer group) for the period ended December 31, 1999. We registered our Common Stock under the Securities Act of 1933, as amended, effective December 2, 1999. Accordingly, the following graph includes the required information from December 2, 1999 through December 31, 1999. The comparison assumes $100 was invested on December 2, 1999 in our Common Stock and in each of the other two indices and assumes reinvestment of any dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               DIGIMARC CORPORATION  NASDAQ US INDEX  PEER GROUP
Dec. 2, 1999                   $100             $100        $100
Dec. 31, 1999                $88.30          $117.27     $101.46

                                                 INDEXED DATA
                                              -------------------
                                              DEC. 2,    DEC. 31,
                                                1999       1999
                                              --------   --------
Digimarc Corporation........................    $100     $ 88.30
Nasdaq US Index.............................    $100     $117.27
Peer Group..................................    $100     $101.46

COMPANIES INCLUDED IN THE PEER GROUP INDEX ARE AS FOLLOWS:

1MAGE SOFTWARE INC                      ELTRAX SYS INC                        NETZEE INC
3SI HOLDINGS INC                        ENSTAR INC                            NHANCEMENT TECH.INC
4FRONT TECHNOLOGIES INC                 ENTEX INFORMATION SVCS INC            NICOLLET PROCESS ENG.
A C S ELECTRONICS LTD                   ESHARE TECHNOLOGIES INC               OSAGE SYSTEMS GROUP INC
ACE COMM CORP                           ESOFT INC                             PACE HEALTH MGMT SYS INC
ALADDIN KNOWLEDGE SYS LTD               EXIGENT INTL INC                      PAMET SYSTEMS INC
ALLIN CORP                              F5 NETWORKS INC                       PATHWAYS GROUP INC
ALTRIS SOFTWARE INC                     FAIR ISAAC & COMPANY INC              PATIENT INFOSYSTEMS INC
AMERICAN MILLENIUM CORP                 FEDERAL DATA CORP                     PEROT SYSTEMS CORP
APACHE MEDICAL SYSTEMS INC              FIRST CONSULTING GROUP INC            PREMIS CORP
AREL COMMUNICATIONS & SFTWRE            FONIX CORP                            PRINTRAK INT'L INC
ASA INTL LTD                            FORMULA SYS 1985 LTD -ADR             PROPHET 21 INC
AUTO-TROL TECHNOLOGY CORP               FUJITSU LTD -SPON ADR                 QUALITY SYSTEMS INC
AW COMPUTER SYSTEMS -CL A               FUNDTECH LTD                          RADIANT SYSTEMS INC
AWARE INC                               GENERAL AUTOMATION                    RAMP NETWORKS INC
AZTEC TECHNOLOGY PRTNRS INC             GENERAL MAGIC INC                     RARE MEDIUM GROUP INC
AZUL HOLDINGS INC                       GLOBALDIGITALCOMMERCE.COM             RAVISENT TECHNOLOGIES INC
BALTIMORE TECHNOL PLC -ADR              GREATE BAY CASINO CORP                REDBACK NETWORKS INC
BE FREE INC                             H T E INC                             ROBOCOM SYSTEMS INTL INC
BELL INDUSTRIES INC                     HALIFAX CORP                          RWD TECHNOLOGIES INC
BITWISE DESIGNS INC                     HALIS INC                             S1 CORPORATION
BREAKAWAY SOLUTIONS INC                 HENRY (JACK) & ASSOCIATES             SABRE HLDGS CORP -CL A
BRISTOL RETAIL SOLUTIONS INC            HYBRID NETWORKS INC                   SAFELINK CORPORATION
BROADVISION INC                         I B S INTERACTIVE INC                 SAP AG -ADR
BTG INC                                 IDENTIX INC                           SEACHANGE INT'L INC
CACI INTL INC -CL A                     IKOS SYSTEMS INC                      SENTO CORP
CAM DATA SYSTEMS INC                    IMAGEMATRIX CORP                      SHARED MEDICAL SYS. CORP
CAVION TECHNOLOGIES INC                 IMAGEMAX INC                          SOCRATES TECH. CORP
CELERITY SOLUTIONS INC                  IMATEC LTD                            SOFTECH INC
CELERITY SYSTEMS INC                    INET TECHNOLOGIES INC                 SONIC SOLUTIONS
CELLULAR TECHNICAL SERVICES             INSCI-STATEMENTS.COM CORP             STRAT. SOLUTIONS GRP INC
CERNER CORP                             INTEGRAL SYSTEMS INC/MD               SUNQUEST INFO. SYS INC
CITATION COMPUTER SYS INC               INTEGRATED SPATIAL INFO SOL           SYSCOMM INT'L CORP
CLARENT CORP                            INTELLIGROUP INC                      TALX CORP
COBALT NETWORKS INC                     INTERFACE SYSTEMS INC                 TANNING TECHNOLOGY CORP
COMMAND SYSTEMS INC                     INTERGRAPH CORP                       TECHNOLOGY SOLUTIONS CO
COMPU-DAWN INC                          INTERNET COMMERCE CP -CL A            TEKINSIGHT.COM INC
COMPUTRAC INC                           INTL SPORTS WAGERING INC              TELESCIENCES INC
CONVERGENT COMMUNICATIONS               INTRANET SOLUTIONS INC                TELOS CORP/MD -CL A
COOPERATIVE COMPUTING INC               JENKON INTL INC                       TELTRONICS INC
CORSAIR COMMUNICATIONS INC              LANVISION SYSTEMS INC                 TENET INFO. SVCS INC
CPS SYSTEMS INC                         LATITUDE COMM. INC                    TIBCO SOFTWARE INC
CREATIVE COMPUTER APPL                  LITTON INDUSTRIES INC                 TITAN CORP
CREDIT MGMT SOLUTIONS INC               LORONIX INFORMATION SYS INC           TOWNE SERVICES INC
CSP INC                                 MAI SYSTEMS CORP                      TREEV INC
CYSIVE INC                              MANATRON INC                          TRIPLE P NV
DASSAULT SYSTEMES S A -ADR              MANHATTAN ASSOCIATES INC              TROY GROUP INC
DATA RESEARCH ASSOC INC                 MARINE MGMT SYSTEMS INC               TTI TEAM TELECOM INTL LTD
DATA RETURN CORP                        MDSI MOBILE DATA SOLUTIONS            TVG TECHNOLOGIES LTD
DATA SYSTEMS NETWORK CORP               MEDCOM USA INC                        UNICOMP INC
DATALINK CORP                           MEDIWARE INFO. SYSTEMS                UNISYS CORP
DATATEC SYSTEMS INC                     MENTOR GRAPHICS CORP                  UNITRONIX CORP
DIGITAL DESCRIPTOR SYS INC              MERCURY COMPUTER SYS. INC             USWEB CORP
DYNAMIC HEALTHCARE TECH INC             MERGE TECHNOLOGIES INC                VA LINUX SYSTEMS INC
DYNAMICS RESEARCH CORP                  MICRO-INTEGRATION CORP                VERONEX TECHNOLOGIES INC
EBIX.COM INC                            MICROS SYSTEMS INC                    VIALINK CO
ECLIPSYS CORP                           NAT'L TRANSACTION NETWORK             VIISAGE TECHNOLOGY INC
ECSOFT GROUP PLC -ADR                   NAVIDEC INC                           VISUAL DATA CORP
EFAX.COM INC                            NEOMEDIA TECHNOLOGIES INC             VISUAL NETWORKS INC
ELBIT SYSTEMS LTD                       NETGATEWAY INC                        VITALCOM INC
ELBIT VISION SYSTEMS LTD                NETSCOUT SYSTEMS INC                  WAVETECH INT'L INC
ELECTRONIC DATA SYSTEMS CORP            NETSMART TECHNOLOGIES INC             ZAPME CORP
ELITE INFORMATION GROUP INC             NETWORK SIX INC

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of our Common Stock as of June 1, 2000 by:

    - each person or entity known by us to own beneficially more than five percent of our Common Stock;

    - our chief executive officer, each of the other Named Executive Officers and each of our directors; and

    - all of our executive officers and directors as a group.

    The beneficial ownership is calculated based on 12,928,286 shares of our Common Stock outstanding as of June 1, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of capital stock listed as owned by that person. Shares issuable upon the exercise of options that are currently exercisable or become exercisable within sixty days of June 1, 2000 are considered outstanding for the purpose of calculating the percentage of outstanding shares of our Common Stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares of our Common Stock held by any other individual. The address of each of the executive officers and directors is c/o Digimarc Corporation, 19801 S.W. 72nd Avenue, Tualatin, Oregon 97062.

                                                              NUMBER OF SHARES    PERCENTAGE OF SHARES
NAME AND ADDRESS                                             BENEFICIALLY OWNED    BENEFICIALLY OWNED
----------------                                             ------------------   --------------------
5% STOCKHOLDERS
Macrovision Corporation ...................................          924,475               7.2%
  1341 Orleans Drive
  Sunnyvale, California 94089

Reuters Group PLC(1) ......................................          899,300               7.0%
  c/o Reuters Ltd.
  85 Fleet Street
  London, EC4P 4AJ
  England

Adobe Systems Incorporated(2) .............................          719,688               5.6%
  c/o Adobe Incentive Partners
  345 Park Avenue
  San Jose, California 95110

NAMED EXECUTIVE OFFICERS AND DIRECTORS
Philip J. Monego, Sr.(3)...................................          257,215               2.0%
Bruce Davis(4).............................................          243,083               1.9%
Geoffrey Rhoads(5).........................................          711,574               5.5%
J. Scott Carr(6)...........................................           99,426                 *
Brian J. Grossi(7).........................................          468,828               3.6%
John Taysom(8).............................................          916,700               7.1%
Peter Smith(9).............................................            5,000                 *
All executive officers and directors as a group (7                 2,701,826              20.4%
  persons)(10).............................................

------------------------

*   Less than 1%.

(1) Represents 699,300 shares held by Reuters, Ltd. and 200,000 shares held by Reuters Holdings Switzerland, S.A., affiliates of Reuters Group PLC.

(2) Represents 719,688 shares held by Adobe Incentive Partners. Adobe Systems Incorporated is the general partner of Adobe Incentive Partners.

(3) Includes options for 68,000 shares of Common Stock exercisable within 60 days of June 1, 2000 and 10,250 shares owned by Mr. Monego's spouse.

(4) Includes options for 122,682 shares exercisable within 60 days of June 1,
    2000

(5) Includes options for 21,844 shares of Common Stock exercisable within 60 days of June 1, 2000. Includes 13,000 shares owned by Amanda Rhoads Trust, 13,000 shares owned by Hudson Rhoads Trust, 100 shares owned by Nicole Rhoads--Trustee for the Children of Geoffrey and Nicole Rhoads, and 13,000 shares owned by Trevor Rhoads Trust. Mr Rhoads disclaims beneficial ownership of the shares held in Trust.

(6) Represents options for 99,426 shares of Common Stock exercisable within 60 days of June 1, 2000.

(7) Includes 443,775 shares held by AVI Capital L.P. and affiliates of which Mr. Grossi is a general partner. Mr. Grossi disclaims beneficial ownership of these shares except to the extent of his pecuniary interest as a general partner.

(8) Includes 899,300 shares held by Reuters Group. Mr. Taysom disclaims beneficial ownership of the shares held by Reuters Group.

(9) Represents options for 5,000 shares of Common Stock exercisable within 60 days of June 1, 2000. Peter Smith was appointed to our Board of Directors on April 14, 2000. Most recently, Mr. Smith served as president of News Technology for News America. In that capacity he coordinated technology throughout News Corporation and served as a technology advisor to the board of directors. Prior to that, Mr. Smith held various executive positions at media and broadcasting companies in the United States, the United Kingdom, and Australia. Mr. Smith received a B.A. in science and engineering from the University of Sydney.

(10) Includes options for 316,952 shares of Common Stock exercisable within 60 days of June 1, 2000.

                                 OTHER MATTERS

STOCKHOLDER PROPOSALS

    Proposals of our stockholders that are intended to be presented by such stockholders at our 2001 Annual Meeting must be received no later than December 6, 2000 and comply with certain rules and regulations promulgated by the Securities and Exchange Commission, in order that they may be included in the proxy statement and form of proxy relating to that meeting. The deadline for submitting a stockholder's proposal that will not be included in the proxy statement and form of proxy for our 2001 Annual Meeting but nonetheless will be eligible for consideration is February 14, 2001.

OTHER BUSINESS

    The Board of Directors is not aware of any other matter which may be presented for action at the Special Meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in the best interest of the Company.

    It is important that your shares be represented at the Special Meeting, regardless of the number of shares you hold. We urge you to promptly execute and return the accompanying proxy in the envelope, which has been enclosed for your convenience. Stockholders who are present at the Special Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                          By Order of the Board of Directors,

                                          /s/ Bruce Davis

                                          Bruce Davis
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Tualatin, Oregon
June 20, 2000

                                                                       EXHIBIT A

                              DIGIMARC CORPORATION

                       RESTATED 1999 STOCK INCENTIVE PLAN

                     (AMENDED AND RESTATED ON MAY 26, 2000)

    1. PURPOSES OF THE PLAN. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

    2.  DEFINITIONS.  As used herein, the following definitions shall apply:

           (a) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

           (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

           (c) "AWARD" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

           (d) "AWARD AGREEMENT" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

           (e)  "BOARD" means the Board of Directors of the Company.

           (f)  "CODE" means the Internal Revenue Code of 1986, as amended.

           (g) "COMMITTEE" means any committee appointed by the Board to administer the Plan.

           (h)  "COMMON STOCK" means the common stock of the Company.

           (i)  "COMPANY" means Digimarc Corporation, a Delaware corporation.

           (j) "CONSULTANT" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

           (k) "CONTINUOUS SERVICE" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or
Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence,
(ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

           (l) "COVERED EMPLOYEE" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

           (m) "DIRECTOR" means a member of the Board or the board of directors of any Related Entity.

           (n) "DISABILITY" means that a Grantee would qualify for benefit payments under the long-term disability policy of the Company or the
Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy

           (o) "DIVIDEND EQUIVALENT RIGHT" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

           (p) "EMPLOYEE" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

           (q) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

           (r) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; or

               (ii) In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Plan Administrator in good faith.

           (s) "GRANTEE" means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

           (t) "IMMEDIATE FAMILY" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

           (u) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

           (v) "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

           (w) "OFFICER" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

           (x) "OPTION" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

           (y) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

           (z) "PERFORMANCE--BASED COMPENSATION" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

           (aa) "PERFORMANCE SHARES" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Plan Administrator.

           (bb) "PERFORMANCE UNITS" means an Award which may be earned in whole or in part upon attainment of performance criteria established by the
Plan Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Plan Administrator.

           (cc)  "PLAN" means this 1999 Stock Incentive Plan.

           (dd) "PLAN ADMINISTRATOR" means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

           (ee) "REGISTRATION DATE" means the first to occur of (i) the closing of the first sale to the general public of (A) the Common Stock or
(B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended on or prior to the date of consummation of such Corporate Transaction.

           (ff) "RELATED ENTITY" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

           (gg) "RESTRICTED STOCK" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Plan Administrator.

           (hh) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

           (ii) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Plan Administrator, measured by appreciation in the value of Common Stock.

           (jj)  "SHARE" means a share of the Common Stock.

           (kk) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3.  STOCK SUBJECT TO THE PLAN.

           (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is
3,000,000 Shares, increased by (i) any Shares available for future Awards under the Company's 1995 Stock Incentive Plan as of the Registration Date, (ii) any Shares that are represented by Awards under the Company's 1995 Stock Incentive Plan which are forfeited, expire or are cancelled without delivery of Shares or which result in the forfeiture of Shares back to the Company on or after the Registration Date, and (iii) an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to seven percent (7%) of the fully-diluted number of Shares outstanding as of such date or a lesser number of Shares determined by the Plan Administrator. Notwithstanding the foregoing, subject to the provisions of Section 10, below, of the number of Shares specified above, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be 3,000,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to the lesser of (x) 1,200,000 Shares, (y) seven percent (7%) of the fully-diluted number of Shares outstanding as of such date, or (z) a lesser number of Shares determined by the Plan Administrator. For purposes of determining the outstanding number of Shares under this Section 3(a), all outstanding classes of securities of the Company, convertible notes, Awards and warrants that are convertible or exercisable presently or in the future by the holder into Shares (excluding options awarded under the Company's 1999 Employee Stock Purchase Plan), shall be deemed to have been fully converted or exercised (notwithstanding any limits on such conversions or exercises) into the number of Shares represented by such securities, notes, Awards and warrants calculated using the treasury stock method. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

           (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.  ADMINISTRATION OF THE PLAN.

           (a)  PLAN ADMINISTRATOR.

               (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Awards to Directors or Employees who are also
Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

               (ii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Awards to Employees or
Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. Subject to Applicable Laws, the Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

               (iii) ADMINISTRATION WITH RESPECT TO COVERED EMPLOYEES. Notwithstanding the foregoing, grants of Awards to any Covered
Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

               (iv) ADMINISTRATION ERRORS. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

           (b) POWERS OF THE PLAN ADMINISTRATOR. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Plan
Administrator hereunder), and except as otherwise provided by the Board, the Plan Administrator shall have the authority, in its discretion:

               (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

               (ii) to determine whether and to what extent Awards are granted hereunder;

               (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

               (iv) to approve forms of Award Agreements for use under the Plan;

               (v) to determine the terms and conditions of any Award granted hereunder;

               (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the
Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

               (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

               (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

               (ix) to take such other action, not inconsistent with the terms of the Plan, as the Plan Administrator deems appropriate.

    5. ELIGIBILITY. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Plan Administrator may determine from time to time.

    6.  TERMS AND CONDITIONS OF AWARDS.

           (a) TYPE OF AWARDS. The Plan Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or
Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance

Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

           (b) DESIGNATION OF AWARD. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

           (c) CONDITIONS OF AWARD. Subject to the terms of the Plan, the Plan Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Plan Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Plan Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

           (d) ACQUISITIONS AND OTHER TRANSACTIONS. The Plan Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

           (e) DEFERRAL OF AWARD PAYMENT. The Plan Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Plan Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Plan Administrator deems advisable for the administration of any such deferral program.

           (f) AWARD EXCHANGE PROGRAMS. The Plan Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Plan Administrator from time to time.

           (g) SEPARATE PROGRAMS. The Plan Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Plan Administrator from time to time.

           (h) INDIVIDUAL OPTION AND SAR LIMIT. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be seven hundred and fifty thousand (750,000) Shares. In connection with a Grantee's commencement of

Continuous Service, a Grantee may be granted Options and SARs for up to an additional seven hundred and fifty thousand (750,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

           (i) EARLY EXERCISE. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee,
Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Plan Administrator determines to be appropriate.

           (j) TERM OF AWARD. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive
Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

           (k) TRANSFERABILITY OF AWARDS. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Plan Administrator. Other Awards may be transferred by gift or through a domestic relations order to members of the Grantee's Immediate Family to the extent provided in the Award Agreement or in the manner and to the extent determined by the Plan Administrator.

           (l) TIME OF GRANTING AWARDS. The date of grant of an Award shall for all purposes be the date on which the Plan Administrator makes the determination to grant such Award, or such other date as is determined by the Plan Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

    7.  AWARD EXERCISE OR PURCHASE PRICE, CONSIDERATION, AND TAXES.

           (a) EXERCISE OR PURCHASE PRICE. The exercise or purchase price, if any, for an Award shall be as follows:

               (i)  In the case of an Incentive Stock Option:

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                   (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than fifty percent (50%) of the Fair
Market Value per Share on the date of grant unless otherwise determined by the Plan Administrator.

               (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (iv) In the case of other Awards, such price as is determined by the Plan Administrator.

               (v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

           (b) CONSIDERATION. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Plan Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Plan Administrator may determine, the Plan Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

               (i)  cash;

               (ii)  check;

               (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Plan
Administrator determines as appropriate;

               (iv) if the exercise or purchase occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Plan Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Plan Administrator);

               (v) with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

               (vi)  any combination of the foregoing methods of payment.

           (c) TAXES. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Plan Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

    8.  EXERCISE OF AWARD.

           (a)  PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.

               (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Plan
Administrator under the terms of the Plan and specified in the Award Agreement.

               (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

           (b)  EXERCISE OF AWARD FOLLOWING TERMINATION OF CONTINUOUS SERVICE.

               (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

               (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

               (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

    9.  CONDITIONS UPON ISSUANCE OF SHARES.

           (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such
Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

           (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

    10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options and SARs may be granted to any Employee in any fiscal year of the Company, as well as any other terms that the Plan Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar event affecting the Shares,
(ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Plan Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Plan Administrator and its determination shall be final, binding and conclusive. Except as the Plan Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

    11. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten
(10) years unless sooner terminated. Subject to Section 16, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

    12.  AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

           (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

           (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

           (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Plan Administrator, which agreement must be in writing and signed by the Grantee and the Company.

    13.  RESERVATION OF SHARES.

           (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

           (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the
Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    14. NO EFFECT ON TERMS OF EMPLOYMENT/CONSULTING RELATIONSHIP. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

    15. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

    16. STOCKHOLDER APPROVAL. The Plan became effective when adopted by the Board in October 1999. On May 26, 2000, the Board adopted and approved an amendment and restatement of the Plan (a) to increase the number of Shares available for issuance under the Plan, (b) to increase the maximum number of shares by which the aggregate number of Shares available for issuance under the Plan and the aggregate number of Shares available for grant of Incentive Stock Options may be increased each year and (c) to adopt a limit on the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company and certain other administrative provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Code, which amendments are subject to approval by the stockholders of the Company.

           ON BEHALF OF THE BOARD OF DIRECTORS OF DIGIMARC CORPORATION


         The undersigned hereby constitutes and appoints Bruce Davis and E.K. Ranjit, and each of them, his true and lawful attorneys-in-fact and agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Digimarc Corporation to be held at the offices of Morrison & Foerster, 425 Market Street, San Francisco, CA 94105 on Friday, July 14, 2000 at 2:00 p.m. local time, and at any adjournment or postponement thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposal No. 1 and as the proxy holder may determine in his discretion with regard to any other matter properly brought before this Special Shareholder Meeting.

1. APPROVAL AND RATIFICATION OF AMENDMENTS TO THE 1999 STOCK INCENTIVE PLAN.
         To (a) increase the number of shares reserved for issuance under the 1999 Stock Incentive Plan by 1,500,000 shares and increase the maximum number of shares by which the number of shares reserved for issuance under the Plan may be increased annually from 3% to 7% of the fully-diluted number of shares outstanding as of that date or a lesser number of shares determined by the board, (b) increase the maximum number of shares by which the aggregate number of shares available for issuance as incentive stock options may be increased each year from the lesser of 625,000 shares, 3% of the number of fully-diluted shares outstanding as of that date or a lesser number of shares determined by the board to the lesser of 1,200,000 shares, 7% of the number of fully-diluted shares outstanding as of that date or a lesser number of shares determined by the board and (c) adopt a limit on the maximum number of shares with respect to which options and stock appreciation rights may be granted to any grantee in any fiscal year of the Company and certain other administrative provisions to comply with the performance-based compensation exception to the deduction limit of
         Section 162(m) of the Internal Revenue Code of 1986, as amended;


                    FOR                 AGAINST                   ABSTAIN
             -----               -----                     -----


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.


                                            DATED:                      , 2000
                                                   ---------------------


                                            ----------------------------------
                                                        (Signature)


                                            ----------------------------------
                                                        (Signature)

                                            This Proxy should be marked, dated
                                            and signed by the shareholder(s)
                                            exactly as his or her name appears
                                            hereon, and returned promptly in the
                                            enclosed envelope. Persons signing
                                            in a fiduciary capacity should so
                                            indicate. If shares are held by
                                            joint tenants or as community
                                            property, both should sign.